Exhibit 99.1
News Release
FOR IMMEDIATE RELEASE
Investor and Media Contact:
David Moon
312-255-4560
david.moon@diamondconsultants.com
DIAMOND REPORTS THIRD QUARTER FISCAL YEAR 2010 RESULTS
Third Quarter Net Revenue Increases 23% Year Over Year and 4% Sequentially
CHICAGO, February 4, 2010—Diamond Management & Technology Consultants, Inc. (NASDAQ: DTPI), a premier global management and technology consulting firm, today announced results for its third quarter of fiscal year 2010 (ended December 31, 2009).
•	Third quarter net revenue was $45.5 million compared with $43.6 million in the second quarter of fiscal year 2010 and $37.0 million in the third quarter of fiscal year 2009.

•
Third quarter diluted earnings from continuing operations was $0.08 per share compared with $0.07 per share in the second quarter of fiscal year 2010 and $0.00 per share in the third quarter of fiscal year 2009.

•
Third quarter free cash flow was negative $1.0 million compared with positive $10.8 million in the second quarter of fiscal year 2010 and positive $7.1 million in the third quarter of fiscal year 2009. Third quarter free cash flow included the payout of variable compensation and came in above previous guidance of negative $6 million to negative $8 million.

•	Fourth quarter net revenue is expected to increase and be in the range of $47 million to $49 million.
“We feel good about the state of our business today and look forward to fiscal year 2011,” said Adam Gutstein, President and CEO of Diamond. “Demand is strong, our client relationships are excellent, our industry knowledge is outstanding, and our offerings continue to be right for the times. Our people are among the very best and that is reflected in the quality and impact of our work.”

Diamond Reports Third Quarter Fiscal Year 2010 Results
Financial Review
The Company’s third quarter financial results are summarized as follows:
Financial Results ($ in millions except Earnings Per Share)

	Q3 FY10	Q2 FY10	Q3 FY09
Net Revenue	$45.5	$43.6	$37.0
Income from Continuing Operations before Income Tax (Pretax Income)	$4.4	$3.7	$2.4
Diluted Earnings Per Share from Continuing Operations	$0.08	$0.07	$0.00
EBITDA	$4.8	$4.0	$2.5
Free Cash Flow	$(1.0)[1]	$10.8	$7.1

(1)	Third quarter free cash flow includes the payout of $14.8 million in variable compensation.
Third Quarter 2010
Net revenue for the quarter ended December 31, 2009 was $45.5 million, an increase of 4% compared with $43.6 million in the second quarter of fiscal year 2010, and an increase of 23% compared with $37.0 million reported in the third quarter of the prior fiscal year.
Pretax income was $4.4 million in the third quarter of fiscal year 2010 compared with $3.7 million in the second quarter of fiscal year 2010 and $2.4 million in the third quarter of fiscal year 2009.
Income from continuing operations after taxes was $2.2 million, or $0.08 per diluted share, in the third quarter of fiscal year 2010. This compares with $1.8 million, or $0.07 per diluted share, in the second quarter of fiscal year 2010, and $14,000, or $0.00 per diluted share, in the third quarter of fiscal year 2009. Diluted weighted average shares outstanding was 27.6 million compared with 27.7 million in the second quarter of fiscal year 2010 and 25.9 million in the third quarter of fiscal year 2009.
The effective tax rate was 49% in the third quarter compared with 51% in the second quarter of fiscal year 2010 and 99% in the third quarter of fiscal year 2009.
EBITDA (defined as income from continuing operations before interest, taxes, depreciation, and amortization) was $4.8 million in the third quarter of fiscal year 2010 compared with $4.0 million in the second quarter of fiscal year 2010 and $2.5 million in the third quarter of fiscal year 2009.
Free cash flow (cash flow provided by operating activities less capital expenditures) was negative $1.0 million in the third quarter of fiscal year 2010 compared with $10.8 million in the second quarter of fiscal year 2010 and $7.1 million in the third quarter of fiscal year 2009. The third quarter free cash flow included the payout of $14.8 million in variable compensation. The Company ended the quarter with cash and cash equivalents of $49.8 million.

Diamond Reports Third Quarter Fiscal Year 2010 Results
Business Metrics
The Company’s business metrics are summarized as follows:
Business Metrics

	Q3 FY10	Q2 FY10	Q3 FY09
Total Clients	56	61	57
Top 5 Client Concentration (% of Net Revenue)	40%	37%	40%
New Clients Added	7	8	10
Revenue Generated from New Clients	3%	1%	3%
Client-Serving Professionals (Quarter End)	496	486	473
Revenue Per Professional (Annualized, $ in thousands)	$370	$376	$305
Chargeability	71%	76%	60%
Voluntary Attrition (Annualized)	11%	8%	11%
Total Headcount (Quarter End)	610	598	589
Revenue by Industry

	Q3 FY10	Q2 FY10	Q3 FY09
Financial Services	29%	31%	33%
Insurance	27%	27%	26%
Healthcare	23%	21%	17%
Enterprise*	18%	17%	21%
Public Sector	3%	4%	3%

*	The Enterprise vertical includes telecommunications, consumer packaged goods, travel and entertainment, retail and distribution, and manufacturing and logistics.
Business Outlook
Fourth Quarter 2010
“We experienced strong growth in the third quarter and over the nine months ended December 31, 2009, and feel optimistic about the state of our business. We believe that we are well on our way to a return to double digit annual revenue growth, annual pretax margins, and free cash flow as a percent of revenue,” said Gutstein.
The Company expects fourth quarter net revenue to be in the range of $47 to $49 million, pretax income of $4.8 to $5.4 million and GAAP EPS to be $0.09 to $0.10 per diluted share. The Company expects stock based compensation expense to be $1.3 million, tax expense to be in a range of $2.2 to $2.5 million, and weighted average share count to be approximately 28 million shares. Free cash flow is expected to be in the range of $3 million to $5 million.

Diamond Reports Third Quarter Fiscal Year 2010 Results
Conference Call
Diamond will host a conference call today, February 4, 2010, at 8:00 am CT to discuss the results of the quarter. The dial-in number for the conference call is 1-800-750-5861 for North American callers and 212-231-2900 for international callers. The replay will be available until February 11, 2010 and can be accessed by calling 402-977-9140, then entering passcode number 21455378. The call will be broadcast live and archived on Diamond’s web site at www.diamondconsultants.com
About Diamond
Clients trust Diamond Management & Technology Consultants, Inc. (NASDAQ: DTPI) to help their companies grow, improve margins, and increase the productivity of their investments. Working together to design and execute business strategies that capitalize on changing market forces and technology, Diamond’s consultants are experts in helping clients attract and retain customers, increase the value of their information, and plan and execute projects that turn strategy into measurable results.
Diamond’s capabilities are rooted in deep strategy, technology, operations, and industry experience. The firm’s approach to client service is based on objectivity, collaboration, and an unwavering commitment to its clients’ best interests. Headquartered in Chicago, Diamond has offices in New York, Washington, D.C, Hartford, London, and Mumbai. To learn more, visit: www.diamondconsultants.com.
Forward-Looking Statements
Statements in this press release that do not involve strictly historical or factual matters are forward-looking statements within the meaning of the “safe harbor” provisions of the federal securities laws. Forward-looking statements involve estimates, projections, assumptions, risks, and uncertainties and speak only as of the date of this release based on information available to the Company as of the date of this release, and the Company assumes no obligation to update any forward-looking statements. Actual results may differ materially from the results projected in any forward-looking statement. For a discussion of some of the risks and uncertainties that could cause actual results to differ materially, please refer to the risks and uncertainties identified in our filings with the SEC.
Non-GAAP Financial Measures
The press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management believes the non-GAAP measures are useful to investors, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), please see the section entitled “Unaudited Reconciliations of GAAP to Non-GAAP Financial Measures.”

Diamond Reports Third Quarter Fiscal Year 2010 Results
DIAMOND MANAGEMENT & TECHNOLOGY CONSULTANTS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months		For the Nine Months
	Ended December 31,		Ended December 31,
	2008	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Revenue:
Net revenue	$36,960	$45,462	$116,279	$126,937
Reimbursable expenses	6,296	8,302	16,698	23,466

Total revenue	43,256	53,764	132,977	150,403

Project personnel expenses:
Project personnel costs before reimbursable expenses	27,168	31,219	87,058	91,451
Reimbursable expenses	6,296	8,302	16,698	23,466

Total project personnel expenses	33,464	39,521	103,756	114,917

Gross margin	9,792	14,243	29,221	35,486

Other operating expenses:
Professional development and recruiting	1,688	2,011	5,684	4,096
Marketing and sales	104	1,217	2,047	2,264
Management and administrative support	5,944	6,609	18,956	19,111
Restructuring recovery	—	—	(284)	—

Total other operating expenses	7,736	9,837	26,403	25,471

Income from operations	2,056	4,406	2,818	10,015

Other income (expense), net	344	(30)	629	(32)

Income from continuing operations before income taxes	2,400	4,376	3,447	9,983

Income tax expense	2,386	2,161	2,192	5,093

Income from continuing operations after income taxes	14	2,215	1,255	4,890

Discontinued operations:
Gain from discontinued operations, net of income taxes	—	17	—	192

Net income	$14	$2,232	$1,255	$5,082

Basic income per share of common stock:
Income from continuing operations	$0.00	$0.08	$0.05	$0.18
Income from discontinued operations	—	0.00	—	0.01

Net income	$0.00	$0.08	$0.05	$0.19

Diluted income per share of common stock:
Income from continuing operations	$0.00	$0.08	$0.05	$0.18
Income from discontinued operations	—	0.00	—	0.01

Net income	$0.00	$0.08	$0.05	$0.18

Shares used in computing basic income per share of common stock	25,621	26,918	26,239	27,135

Shares used in computing diluted income per share of common stock	25,906	27,571	26,658	27,584
The following amounts of stock-based compensation expense (“SBC”) are included in each of the respective expense categories reported above:

	For the Three Months		For the Nine Months
	Ended December 31,		Ended December 31,
	2008	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Project personnel costs before reimbursable expenses	$3,029	$809	$9,102	$2,548
Professional development and recruiting	23	13	80	33
Marketing and sales	66	166	212	375
Management and administrative support	582	506	1,822	1,190

Total SBC	$3,700	$1,494	$11,216	$4,146

Diamond Reports Third Quarter Fiscal Year 2010 Results
DIAMOND MANAGEMENT & TECHNOLOGY CONSULTANTS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2009	2009
		(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$46,112	$49,846
Accounts receivable, net of allowance of $566 and $663 as of March 31 and December 31, 2009, respectively	15,872	15,854
Deferred tax asset — current portion	6,747	3,910
Prepaid expenses and other current assets	2,802	3,194

Total current assets	71,533	72,804

Restricted cash	4,099	4,104
Computers, equipment, leasehold improvements and software, net	4,280	3,568
Deferred tax asset — long-term portion	7,757	5,428
Other assets	1,480	1,652

Total assets	$89,149	$87,556

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$4,595	$4,079
Income taxes payable — current portion	1,493	2,861
Accrued compensation	4,269	8,302
Accrued benefits	2,481	2,009
Other accrued liabilities	3,623	4,549

Total current liabilities	16,461	21,800

Deferred rent — long term portion	1,593	1,690
Net tax indemnification obligation	368	189
Accrued income tax liabilities — long-term portion	687	605

Total liabilities	19,109	24,284
Commitments and contingencies

Stockholders’ equity:
Common stock, net, 27,202 and 27,025 shares issued and outstanding as of March 31 and December 31, 2009, respectively	516,937	510,410
Accumulated other comprehensive loss	(4,636)	(4,234)
Accumulated deficit	(442,261)	(442,904)

Total stockholders’ equity	70,040	63,272

Total liabilities and stockholders’ equity	$89,149	$87,556

Diamond Reports Third Quarter Fiscal Year 2010 Results
DIAMOND MANAGEMENT & TECHNOLOGY CONSULTANTS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	For the Three Months		For the Nine Months
	Ended December 31,		Ended December 31,
	2008	2009	2008	2009
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income	$14	$2,232	$1,255	$5,082
Adjustments to reconcile net income to net cash provided by operating activities:
Restructuring recovery	—	—	(284)	—
Depreciation and amortization	448	388	1,339	1,229
Stock-based compensation	3,700	1,493	11,216	4,145
Deferred income taxes	1,413	(1,615)	1,365	5,166
Excess tax benefits from employee stock plans	(245)	(53)	(262)	(83)
Changes in assets and liabilities:
Accounts receivable	2,938	772	(1,300)	160
Prepaid expenses and other	570	444	(290)	(321)
Accounts payable	1,293	1,405	268	(49)
Accrued compensation	2,000	(6,417)	(843)	4,064
Income taxes payable	(1,451)	2,011	(2,098)	(5,172)
Restructuring accrual	—	—	(55)	—
Other assets and liabilities	(3,275)	(1,358)	(434)	93

Net cash provided by (used in) operating activities	7,405	(698)	9,877	14,314

Cash flows from investing activities:
Decrease (increase) in restricted cash	(15)	—	3,085	(5)
Distribution from available-for-sale investments	289	—	289	—
Capital expenditures, net	(291)	(308)	(1,297)	(968)

Net cash provided by (used in) investing activities	(17)	(308)	2,077	(973)

Cash flows from financing activities:
Stock option and employee stock purchase plan proceeds	480	308	1,575	1,203
Payment of employee withholding taxes from equity transactions	(601)	(257)	(1,497)	(518)
Common stock cash dividends	(9,032)	(1,892)	(9,032)	(5,724)
Excess tax benefits from employee stock plans	245	53	262	83
Purchase of treasury stock	(2,615)	(1,773)	(13,145)	(4,872)

Net cash used in financing activities	(11,523)	(3,561)	(21,837)	(9,828)

Effect of exchange rate changes on cash	(530)	5	(947)	221

Net increase (decrease) in cash and cash equivalents	(4,665)	(4,562)	(10,830)	3,734

Cash and cash equivalents at beginning of period	47,102	54,408	53,267	46,112

Cash and cash equivalents at end of period	$42,437	$49,846	$42,437	$49,846

Diamond Reports Third Quarter Fiscal Year 2010 Results
DIAMOND MANAGEMENT & TECHNOLOGY CONSULTANTS, INC.
UNAUDITED RECONCILIATIONS OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands)
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO EBITDA (1):

	For the Three Months Ended
	December 31,	September 30,	December 31,
	2009	2009	2008
	(Unaudited)	(Unaudited)	(Unaudited)

Income from continuing operations after income taxes	$2,215	$1,828	$14
Depreciation and amortization	388	352	448
Interest income, net	(14)	(20)	(344)
Income tax expense	2,161	1,877	2,386

EBITDA	$4,750	$4,037	$2,504

(1)
EBITDA, defined as income from continuing operations before interest, taxes, depreciation and amortization, is not a measure of financial performance under U.S. generally accepted accounting principles (GAAP). Management believes EBITDA is a useful indicator of the Company’s financial and operating performance and its ability to generate cash flows from operations that are available for share repurchases and capital expenditures. Investors should recognize that EBITDA might not be comparable to similarly-titled measures of other companies. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.

RECONCILIATION OF CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE CASH FLOW (1):

	For the Three Months Ended
	December 31,	September 30,	December 31,
	2009	2009	2008
	(Unaudited)	(Unaudited)	(Unaudited)

Net cash provided by (used in) operating activities	$(698)	$10,938	$7,405
Capital expenditures	(308)	(180)	(291)

Free cash flow	$(1,006)	$10,758	$7,114

(1)
Free cash flow, defined as net cash provided by (used in) operating activities less capital expenditures, is a non-GAAP term. Management believes that by providing more visibility on free cash flow and reconciling to net cash provided by (used in) operating activities, the Company provides a consistent metric from which the quality of its business may be monitored. This measure should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP.